SUPPLEMENT DATED JANUARY 30, 2007

TO THE

PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

SMITH BARNEY MONEY FUNDS, INC.

CASH PORTFOLIO

The following supplements the Prospectus and Statement of Additional Information (“SAI”) of Smith Barney Money Funds, Inc.—Cash Portfolio.

The fund currently offers three classes of shares: Class A, Class C and Class I. Class C shares are currently closed to all investors. As of the close of business on February 2, 2007, all of the outstanding Class C shares of the fund will automatically convert to Class A shares of the fund at net asset value and will be subject to the minimum investment requirements, exchange, pricing and other features of Class A shares as described in the Prospectus and Statement of Additional Information. Shares converted from Class C to Class A will be deemed to have satisfied the initial minimum investment requirements applicable to Class A shares. Class C shares will not be available for purchase until such time as the Fund issues a new Prospectus offering Class C shares.

Shareholders of Class C shares will receive Class A shares with the same net asset value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. Class A shares received in connection with the conversion will not be subject to any front end or contingent deferred sales charge, but will be subject to the ongoing fees and expenses associated with Class A shares, and may be exchanged for Class A shares of Legg Mason Partners Funds available for exchange at net asset value. No capital gain or loss will be recognized upon the conversion of shares. As a result of the class conversion described above, no shareholder fees or expenses attributable to your investment will increase, and any shareholder rights or privileges associated with your investment will remain unchanged.

Shareholders who currently own Class C shares, but who do not wish to have their shares automatically converted to Class A shares, should contact their Service Agent prior to the close of business on February 2, 2007. In that case, the shareholders’ Class C shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Class C shares in a tax-advantaged account. Shareholders may be subject to a contingent deferred sales charge, if any.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any Class C shares of another Legg Mason Partners Fund that is available for exchange, as long as the exchange is initiated prior to the close of business on February 2, 2007. Of course, shareholders may redeem their shares at any time.

FD #04088